Exhibit 99.3

Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS TORONTO • MONTREAL

December 1, 2017

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously the independent registered public accounting firm for Security Devices International Inc. and under the date of March 13, 2017, we reported on the consolidated financial statements of Security Devices International Inc. as of and for the years ended November 30, 2016 and 2015 (as restated). We have read Security Devices International Inc.’s statements included under Item 4.01 of its Form 8-K dated December 1, 2017, and we agree with such statements.

Yours very truly,

SCHWARTZ LEVITSKY FELDMAN LLP
Chartered Accountants
Licensed Public Accountants

2300 Yonge Street, Suite 1500, Box 2434
Toronto, Ontario M4P 1E4
Tel: 416 785 5353
Fax: 416 785 5663